UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 11, 2004

FIRST ADVANTAGE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-50285	61-1437565
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Progress Plaza, Suite 2400 St. Petersburg, Florida	33701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(727) 214-3411

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 11, 2004, The Alameda Company, LLC (the “Purchaser”), which is a newly created, wholly owned subsidiary of First Advantage Corporation (the “Company”), entered into an asset purchase agreement with Business Tax Credit Corporation d/b/a The Alameda Company, a business specializing in the identification and processing of tax and incentive credits. Concurrently with the execution and delivery of the asset purchase agreement, the Purchaser acquired substantially all of the assets of the seller for an aggregate purchase price of $7,600,000, in a combination of cash in the amount of $2,500,000, and two subordinated promissory notes in the aggregate amount of $5,100,000. The Purchaser funded the payment of the cash portion of the consideration through borrowings under the Company’s line of credit with Bank of America, N.A.

The terms of the asset purchase agreement, including the consideration paid by the Company, were determined in arms’-length negotiations between the Company, on the one hand, and the sellers, on the other hand.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the asset purchase agreement and the transactions contemplated by the asset purchase agreement. The foregoing description is qualified in its entirety by reference to the asset purchase agreement, a copy of which is attached to this Current Report as Exhibit 2.1 and is incorporated herein by reference.

On October 13, 2004, the Company issued a press release announcing the closing of the transaction. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosures and qualifications in Item 1.01 are incorporated into this Item 2.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements.

The Company will file the financial statements required by Item 9.01(a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days after the date that this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information

The Company will file the pro forma financial information required by Item 9.01(b) by an amendment to this Current Report on Form 8-K no later than 71 days after the date that this Current Report on Form 8-K must be filed.

(c) Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement Among First Advantage Corporation, The Alameda Company, LLC, Business Tax Credit Corporation d/b/a The Alameda Company and Other Named Parties (Exhibits And Schedules Omitted)*
99.1	Press Release dated October 13, 2004.

*	The Registrant will furnish a supplementary copy of any omitted exhibits and schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ADVANTAGE CORPORATION

By:	/s/ John Lamson
Name:	John Lamson
Title:	Executive Vice President and Chief Financial Officer

Dated: October 14, 2004

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